                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 29, 2003


                            LAYNE CHRISTENSEN COMPANY
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                      33-48432                48-0920712
        ---------------               ---------------         ---------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)


                          1900 SHAWNEE MISSION PARKWAY
                           MISSION WOODS, KANSAS 66205
                    (Address of Principal Executive Offices)

                              --------------------

                                 (913) 362-0510
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

              99 Press Release issued by Layne Christensen Company, dated May 29, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

     THE INFORMATION CONTAINED IN THIS ITEM 9 IS BEING FURNISHED PURSUANT TO
ITEM 12. (RESULTS OF OPERATIONS AND FINANCIAL CONDITION) OF FORM 8-K IN ACCORDANCE WITH SEC RELEASE NOS. 33-8216 AND 34-7583.

     IN ACCORDANCE WITH GENERAL INSTRUCTION B.2 OF FORM 8-K, THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED "FILED" FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

     On May 29, 2003, Layne Christensen Company issued a press release reporting earnings and other financial results for its first quarter ended April 30, 2003. A copy of the Press Release is attached as Exhibit 99.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LAYNE CHRISTENSEN COMPANY



Date:  May 29, 2003             By  /s/ A. B. Schmitt
                                    --------------------------------------------
                                    Name:  Andrew B. Schmitt
                                    Title: President and Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

      99 Press Release issued by Layne Christensen Company, dated May 29, 2003.


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